Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. Second Quarter 2014 Update Chase Park Plaza, St. Louis, MO

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Agenda Noteworthy Events Financial Review Strategy Review Portfolio Updates Questions Las Colinas Commons, Irving (Dallas), TX

Noteworthy Items Chase Park Plaza, St. Louis, MO Continued emphasis on: Investing in key strategic assets Growing cash flow Strengthening balance sheet Selling assets Board approved 275-unit multifamily development project at Frisco Square Refinanced Chase Park hotel loan at lower rate In negotiations to sell The Lodge & Spa at Cordillera

Financial Review Cash Position Q2 2014 Operations Debt (in millions) June 30, 2014 Dec. 31, 2013 Cash and cash equivalents $32.5 $36.8 Restricted cash 6.5 4.9 Total $39.0 $41.7 (in millions) June 30, 2014 Dec. 31, 2013 Total notes payable $138.3 $138.1 Total liabilities $163.7 $162.8 Northborough Tower, Houston TX (in millions) June 30, 2014 June 30, 2013 Funds From Operations * $1.0 $1.1 Cash Flow Used in Operating Activities $(1.1) $(3.6) *For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on August 22, 2014.

Financial Noteworthy Events Ablon at Frisco Square 275-unit multifamily development project $42.1 million total development cost 90% joint venture interest Contribute a 3.4 acre land parcel and $11.7 million cash $26.3 million construction loan, non-recourse to the Company Chase Park Plaza Financing $62.5 million loan proceeds Fixed interest rate of 4.95% Three-year term with two one-year extensions Frisco Square, Frisco (Dallas), TX

Loan Summary Schedule ($ in thousands) June 30, Interest Maturity Percentage Description 2014 Rate Date of Total 46,511 $ 30-day LIBOR + 6.75% 12/09/14 33.6% Northborough Tower 19,338 5.67% 01/11/16 14.0% Royal Island 13,872 15.00% 10/10/16 10.0% Northpoint Central 15,694 5.15% 05/09/17 11.3% Las Colinas Commons 11,573 5.15% 05/09/17 8.4% Frisco Square 31,347 30-day LIBOR + 3% 02/01/18 22.7% 138,335 $ Unconsolidated Notes (100%) Central Europe Joint Venture 78,988 $ Chase Park Plaza Hotel and Chase -The Private Residences

Supplemental Notes Payable Information As of June 30, 2014: Weighted Average Term 1.17 years Weighted Average Interest Rate 6.55% The Chase Park Plaza Hotel debt was refinanced on August 11, 2014 for $62.5 million in proceeds. The loan bears interest at 4.95% and matures in 3 years. Pro Forma after Chase Park Plaza refinancing: ($ in thousands) Total Consolidated debt $ 154,324 Weighted Average Term 2.2 years Weighted Average Interest Rate 5.61%

Balance Sheet Improvements Lodge & Spa at Cordillera, Edwards, CO Stronger Balance Sheet Performance Metric (in millions, except percentages) June 30, 2014 % Chg. Dec. 31, 2011 Total assets 316.2 $ -40% 531.2 $ Cash and cash equivalents 32.5 $ 141% 13.5 $ Recourse debt 11.2 $ -92% 132.0 $ Total debt 138.3 $ -48% 267.4 $ Leverage ratio 44% 6% 50%

Strategy Review Maximize liquidity for operating needs and reinvest in existing portfolio assets Re-tenant and reposition existing properties Refinance and extend debt maturities Sell assets when we can obtain appropriate value and/or reduce leasing risk Strengthen the balance sheet to provide improved flexibility Northpoint Central, Houston, TX

Frisco Square Alexan Black Mountain Las Colinas Commons Northpoint Central Northborough Tower The Lodge & Spa at Cordillera Central European Portfolio Royal Island Chase Park Plaza Hotel Portfolio Investments

Frisco Square Frisco (Dallas), Texas Recently executed six leases for retail and office Overall occupancy is strong Office: 91% Retail: 87% Multifamily: 92% Multifamily effective in-place rent is 3 ½% higher than last year Last 20 new leases at rates 2 ½ % higher than last year Pursuing potential land sales to office, retail and hotel developers Sold 1.82 acres of land to developer for Gearbox office building To fulfill parking-related obligations with savings of approximately $2 million Frisco Square, Frisco (Dallas), TX

Frisco Square – Pegasus Ablon Frisco (Dallas), Texas Takes advantage of strong multifamily market Construction to begin in third quarter of 2014 Completion expected in 2016 A key element of our strategy is to spur development demand for our land and capture value in our land sales efforts Compelling dynamics in Frisco, Texas-area market Toyota USA relocation to area to bring 4,000 jobs Relocation of Dallas Cowboys headquarters and practice facilities to Frisco Nebraska Furniture Mart under construction in adjacent suburb Frisco is second-fastest growing city in U.S. All should benefit our Frisco Square development

Chase Park Plaza St. Louis, Missouri Refinanced hotel debt at lower rate Performance continues to improve (first six months) Revenues: +12% Occupancy rate: +9 pct. pts. RevPAR: +12% NOI: +47% Moving ahead with hotel room and lobby upgrades and retail development plan 2014 focus: Hotel upgrades and retail development Increase revenue Streamline operating expenses Chase Park Plaza, St. Louis, MO

Texas Office Properties Houston, Texas Northborough Tower Houston, Texas 100%-leased Performing well Examine possible near-term sales opportunities Northpoint Central

Houston, Texas 97%-leased Performing well Examine possible near-term sales opportunities

Central European Portfolio Poland, Czech Republic, Slovakia, Hungary Overall occupancy is 93% Generating positive NOI Net cash flow from operations used to deleverage the portfolio Continue exploring opportunities to sell assets Continue to pay down debt Central European Portfolio

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